UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2017

RAMACO RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38003	38-4018838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 West Main Street, Suite 210 Lexington, Kentucky 40507
(Address of Principal Executive Offices) (Zip Code)

(859) 244-7455
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 28, 2017, Ramaco Resources, Inc. (the “Company”) announced its financial and operating results for the three and twelve months ended December 31, 2016.  A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	News Release, dated March 28, 2017, titled, “Ramaco Resources, Inc. Announces Fourth Quarter 2016 and Full Year 2016 Results.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

By:	/s/ Michael Windisch
Michael Windisch
Chief Accounting Officer

Dated: March 28, 2017

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated March 28, 2017, titled, “Ramaco Resources, Inc. Announces Fourth Quarter 2016 and Full Year 2016 Results.”

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